T. Rowe Price International Funds, Inc.

T. Rowe Price International Stock Fund—Advisor Class

Supplement to prospectus dated March 1, 2003

Effective November 1, 2003, footnote (a) to Table 2 of the prospectus will be revised with the following to reflect the extension of the fund`s expense ratio limitation:

aEffective November 1, 2003, T. Rowe Price International contractually obligated itself to bear any expenses (other than management fees and certain other portfolio level expenses) through February 28, 2006, that would cause the class`s ratio of expenses to average net assets to exceed 1.15%. Expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the class`s expense ratio is below 1.15%; however, no reimbursement will be made after February 29, 2008, or if it would result in the expense ratio exceeding 1.15%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the class. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

The date of this supplement is November 1, 2003

E237-041 11/1/03